UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

Singular Genomics Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40443	81-2948451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3010 Science Park Road San Diego, California 92121

(858) 333-7830 (Registrant’s address of principal executive offices and telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	OMIC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, in September 2024, Singular Genomics Systems, Inc. (the “Company”) received a non-binding proposal (the “September 2024 Proposal”) from Deerfield Management Company, L.P. and certain affiliated funds (collectively, “Deerfield”) to acquire all of the Company’s outstanding shares of common stock that are not already owned by Deerfield. Deerfield, an existing stockholder of the Company, indicated in the September 2024 Proposal that, among other things contained in such proposal, it intends to invite other major stockholders and existing management to rollover their shares of common stock into the new company (the “Proposed Transaction”).

Prior to receiving the September 2024 Proposal, the Company’s board of directors (the “Board”) had formed a special committee of independent directors (the “Special Committee”) to evaluate and consider the Company’s strategic alternatives, which would include, among other things, an evaluation of the Proposed Transaction, any alternative proposed transactions, or any modifications to the Proposed Transaction.

Following a series of negotiations with the Special Committee in a competitive process, Deerfield amended the terms of the Proposed Transaction to increase the purchase price it offered to pay to acquire all of the Company’s outstanding shares of common stock that are not already owned by Deerfield to $24.00 per share (the “Modified Proposal”). On October 31, 2024, based on the terms of the Modified Proposal, the Company and Deerfield entered into an exclusivity agreement to facilitate completion of Deerfield’s due diligence and the preparation and negotiation of definitive agreements with respect to the Proposed Transaction (as modified by the Modified Proposal, the “Modified Proposed Transaction”).

The Company’s stockholders do not need to take any action at this time. There can be no assurance that a definitive agreement relating to the Modified Proposed Transaction or any other transaction will be entered into by the Company, or that any transaction (including the Modified Proposed Transaction) or strategic alternative will be consummated. The Company assumes no obligation to comment on or disclose further developments regarding the Modified Proposed Transaction or its strategic alternative process, except as required by law.

Execution of definitive agreements for the Modified Proposed Transaction remains subject to, among other things, satisfactory completion of confirmatory due diligence by Deerfield and approvals by the Special Committee and the Board. Further, any definitive agreement entered into in connection with the Modified Proposed Transaction would be subject to customary closing conditions, including obtaining approval for the Modified Proposed Transaction by the Company’s stockholders. No assurance can be given that any definitive agreement will be entered into with respect to the Modified Proposed Transaction, that the Modified Proposed Transaction will be consummated, or that the Modified Proposed Transaction will be consummated on the terms contemplated by the Modified Proposal.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on the Company’s current expectations and assumptions and, as a result, are subject to numerous uncertainties and risks, including factors beyond its control, that could cause its actual results, performance or outcomes to differ materially from those anticipated or implied in the statements. Important factors that could cause the Company’s actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to: the Company’s strategic alternative process may not result in the Company completing a strategic transaction; the Special Committee, in consultation with its financial and legal advisors, will continue to carefully review and consider the Modified Proposed Transaction and the Company’s other strategic alternatives and pursue the course of action that it believes to be in the best interests of the Company’s stockholders; the Company may be unable to successfully complete the due diligence investigation contemplated by Deerfield; the Company may not be successful in negotiating or entering into definitive agreements with Deerfield for the Modified Proposed Transaction on terms consistent with the Modified Proposal or at all; and even if it does enter into definitive agreements with Deerfield, the Company may not be successful in consummating the Modified Proposed Transaction, including satisfying the closing conditions, on a timely basis or at all. Additional risks and uncertainties that could cause the Company’s actual results, performance or outcomes to differ materially from those contemplated by the forward-looking statements are and/or will be included under the caption “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and any subsequent public filings. Forward-looking statements speak only as of the date the statements are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update forward-looking statements, whether to reflect new information, events or circumstances after the date they were made or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Singular Genomics Systems, Inc.

Dated:	November 4, 2024	By:	/s/ Dalen Meeter
Dalen Meeter Chief Financial Officer Principal Financial Officer and Principal Accounting Officer